Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements are based on the separate historical financial statements of South State Corporation and Park Sterling Corporation after giving effect to the merger and the issuance of South State common stock in connection therewith, and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.  The unaudited pro forma condensed combined balance sheet as of September 30, 2017 is presented as if the merger with Park Sterling had occurred on September 30, 2017.  The unaudited pro forma condensed combined income statement for the year ended December 31, 2016 and the nine months ended September 30, 2017 is presented as if the merger had occurred on January 1, 2016.  The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the merger and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations.

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting for business combinations under accounting principles generally accepted in the United States.  South State is the acquirer for accounting purposes. South State has completed an initial evaluation of significant identifiable long-lived tangible and identifiable intangible assets associated with Park Sterling Corporation’s balance sheet.  Accordingly, the unaudited pro forma adjustments, including the allocations of the purchase price, are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information.  Certain reclassifications have been made to the historical financial statements of Park Sterling to conform to the presentation in South State’s financial statements.

An initial determination of the acquisition consideration and fair values of Park Sterling’s assets and liabilities has been made as of the acquisition date of November 30, 2017 and included in these pro forma financial statements.  Consequently, amounts preliminarily allocated to goodwill and identifiable intangibles could change from those allocations used in the unaudited pro forma condensed combined financial statements presented below and could result in a material change in amortization of acquired intangible assets.

In connection with the plan to integrate the operations of South State and Park Sterling following the completion of the merger, South State anticipates that nonrecurring charges, such as costs associated with systems implementation, severance, and other costs related to exit or disposal activities, will be incurred.  South State is not able to determine the timing, nature and amount of these charges as of the date of these financial statements.  However, these charges could affect the results of operations of South State in the period in which they are recorded.  The unaudited pro forma condensed combined financial statements do not include the effects of the costs associated with any restructuring or integration activities resulting from the transaction, as they are nonrecurring in nature and not factually supportable at the time that the unaudited pro forma condensed combined financial statements were prepared.  Additionally, the unaudited pro forma adjustments do not give effect to any nonrecurring or unusual restructuring charges that may be incurred as a result of the integration of the two companies or any anticipated disposition of assets that may result from such integration.  Direct transaction-related expenses estimated at

$4.75 million for South State, and $6.85 million for Park Sterling are not included in the unaudited pro forma condensed combined income statements.

The actual amounts recorded as of the completion of the merger may differ materially from the information presented in these unaudited pro forma condensed combined financial statements as a result of:

•                  net cash used or generated in Park Sterling’s operations between the signing of the merger agreement and completion of the merger;

•                  other changes in Park Sterling’s net assets that occur prior to the completion of the merger, which could cause material differences in the information presented below; and

•                  changes in the financial results of the combined company.,

The unaudited pro forma condensed combined financial statements are provided for informational purposes only. The unaudited pro forma condensed combined financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma condensed combined financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma condensed combined financial statements should be read together with:

•                  the accompanying notes to the unaudited pro forma condensed combined financial statements;

•                  South State’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2016, included in South State’s Annual Report on Form 10-K for the year ended December 31, 2016;

•                  South State’s separate unaudited historical condensed consolidated financial statements and accompanying notes as of and for the nine months ended September 30, 2017, included in South State’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017;

•                  Park Sterling’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2016, included in Southeastern Bank’s Annual Report on Form 10-K for the year ended December 31, 2016; and

•                  Park Sterling’s separate unaudited historical condensed consolidated financial statements and accompanying notes as of and for the nine months ended September 30, 2017, included in Park Sterling’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017;

•                  Southeastern Bank Financial Corporation’s separate audited historical consolidated financial statements as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016, which was filed on Form 8-K and is incorporated by reference;

The unaudited pro forma condensed combined balance sheet as of September 30, 2017 presents the consolidated financial position giving pro forma effect to the following transactions as if they had occurred as of September 30, 2017:

•                  the completion of South State’s acquisition of Park Sterling, including the issuance of 7,471,072 shares (based upon the number of shares outstanding of Park Sterling’s common stock as of September 30, 2017 and an exchange ratio of 0.14 shares of South State for one Park Sterling share) of South State’s common stock; and

•                  $6.85 million in transaction related cost that was accrued for on the Park Sterling closing balance sheet, including professional fees;

The unaudited pro forma condensed combined income statement for the year ended December 31, 2016 and for the nine months ended September 30, 2017 presents the consolidated results of operations giving pro forma effect to the following transactions as if they had occurred as of January 1, 2016:

•                  the full-year impact of Park Sterling’s income statement, including pro forma amortization and accretion of purchase accounting adjustment on securities, loans, fixed assets, deposits, other borrowing and intangible assets;

•                  the issuance of additional South State common stock applying the 0.14 exchange ratio to the weighted-average shares outstanding of Park Sterling shares in determining EPS;

•                  the full-year impact of Southeastern Bank Financial Corporation on the income statement, including pro forma amortization and accretion of purchase accounting adjustments on loans, deposits, fixed assets and intangible assets;

•                  the issuance of additional South State common stock in connection with the merger of Southeastern Bank Financial Corporation with and into South State, applying the 0.7307 exchange ratio in that merger to the weighted-average shares outstanding of Southeastern Bank Financial Corporation in determining EPS.

SOUTH STATE CORPORATION AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except par value)

	South State	Park Sterling	Purchase
	Corporation	Corporation (PSTB)	Accounting		Pro Forma
	9/30/2017	9/30/2017	& ProForma		9/30/2017
	(as reported)	(as reported)	Adjustments		Combined
ASSETS
Cash and cash equivalents:
Cash and due from banks	$197,984	$44,874	$(4,305	)(z)	$238,553
Interest-bearing deposits with banks	137,543	53,102	—		190,645
Federal funds sold and securities purchased under agreements to resell	68,407	240	—		68,647
Total cash and cash equivalents	403,934	98,216	(4,305)		497,845
Investment securities:
Securities held to maturity	3,678	85,704	263	(a)	89,645
Securities available for sale, at fair value	1,320,679	384,275	1,181	(a)	1,706,135
Other investments	12,439	18,692	—		31,131
Total investment securities	1,336,796	488,671	1,444		1,826,911
Loans held for sale	46,321	1,814	68,686	(b)	116,821
Loans:
Acquired	2,038,088	2,429,585	(108,301	)(b)	4,359,372
Less allowance for acquired loan losses	(3,670)	(12,423)	12,423	(b)	(3,670)
Non-acquired	6,230,327	—	—		6,230,327
Less allowance for non-acquired loan losses	(41,541)	—	—		(41,541)
Loans, net	8,223,204	2,417,162	(95,878)		10,544,488
Other real estate owned (OREO)	13,527	2,603	(429	)(c)	15,701
Premises and equipment, net	198,146	61,823	(4,882	)(d)	255,087
Goodwill	597,236	63,317	337,814	(e)	998,367
Bank-owned life insurance	151,402	72,354	—		223,756
Mortgage servicing rights (MSRs)	29,937	—	—		29,937
Other intangible assets	50,472	10,075	16,100	(f)	76,647
Deferred tax asset	41,664	18,729	11,437	(g)	71,830
Other assets	76,471	12,489	—		88,960
Total assets	$11,169,110	$3,247,253	$329,988		$14,746,351

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$2,505,570	$550,196	$—		$3,055,766
Interest-bearing	6,556,451	1,918,727	2,692	(h)	8,477,870
Total deposits	9,062,021	2,468,923	2,692		11,533,636
Federal funds purchased and securities sold under agreements to repurchase	291,099	—	—		291,099
Other borrowings	83,307	373,765	11,689	(i)	468,761
Other liabilities	99,858	27,876	11,600	(j), (l)	139,334
Total liabilities	9,536,285	2,870,564	25,981		12,432,830

	South State	Park Sterling	Purchase
	Corporation	Corporation (PSTB)	Accounting		Pro Forma
	9/30/2017	9/30/2017	& ProForma		9/30/2017
	(as reported)	(as reported)	Adjustments		Combined
Shareholders’ equity:
Preferred stock - $.01 par value; authorized 10,000,000 shares; no shares issued and outstanding	—	—	—		—
Common stock	73,168	53,365	(34,688	)(k), (m)	91,845
Surplus (APIC)	1,136,352	273,893	392,875	(k), (m)	1,803,120
Retained earnings	427,093	50,937	(55,687	)(k)	422,343
Accumulated other comprehensive (loss)	(3,788)	(1,506)	1,506	(k)	(3,788)
Total shareholders’ equity	1,632,825	376,689	304,007		2,313,521
Total liabilities and shareholders’ equity	$11,169,110	$3,247,253	$329,988		$14,746,351

Outstanding shares	29,267,369	53,364,798	7,471,072		36,738,441
Book value per common share	$55.79	$5.84			$62.97
Tangible book value per common share	$33.66	$4.47			$33.71

Purchase Accounting Adjustments:

(z)          Adjustment reflects payment for in the money stock options paid at closing.

(a)         Adjustment reflects marking the investment portfolio to fair value as of the acquisition date determined by using bid pricing.

(b)         Adjustment reflects the fair value adjustments based on the South State’s evaluation of the acquired loan portfolio, and the reversal of Park Sterling’s allowance for loss reserves (which we refer to as “ALLL”).  Also includes movement of Shared National Credits from loans held for investment, to loans held for sale.

(c)          Adjustment reflects the fair value adjustments to OREO based on South State’s evaluation of the acquired OREO portfolio.

(d)         Adjustment reflects the estimated fair value adjustments to acquired premises (building and land) based on South State’s evaluation as of the acquisition date.

(e)          Adjustment reflects the goodwill generated as a result of the consideration paid being greater than the net assets acquired.

(f)           Adjustment reflects the recording of the incremental core deposit intangible of $16.2 million on the acquired core deposit accounts.

(g)          Adjustment reflects the recording of the deferred tax asset generated by the net fair value adjustments (at a rate equal to 35.8%).

(h)         Adjustment reflects the recording of the incremental premium for fixed maturity time deposits of $2.69 million.

(i)             Adjustment reflects the fair value adjustment, a premium, to the trust preferred securities totaling $11.7 million.

(j)            Adjustment reflects $6.85 million in accrued transaction costs related to Park Sterling.

(k)         Adjustment reflects the reversal of Park Sterling’s September 30, 2017 retained earnings, common stock, surplus, and accumulated other comprehensive income.

Proforma Adjustments:

(l)             Adjustment reflects the accrual of South State’s direct transaction costs of $4.75 million.

(m)     Adjustment reflects the difference in par value of common stock from $1.00 of Park Sterling common stock to $2.50 of South State common stock, and the exchange oration of 0.14.

The following table summarizes the preliminary purchase price allocation to the estimated fair value of assets and liabilities of (in thousands, except per share data):

Park Sterling common shares outstanding at September 30, 2017		53,365
Price per share, based upon SSB price of $92.05 as of November 30, 2017		$12.89
Total pro forma purchase price from common stock		$687,875
Stock based compensation (in the money stock options)		4,305
Total pro forma purchase price		$692,180

Fair value of assets acquired:
Cash and cash equivalents	$98,216
Investment securities	490,115
Loan, net	2,389,970
Other real estate owned	2,174
Premises & equipment	56,941
Other intangible assets, including CDI, noncompete, and client list	26,175
Bank owned life insurance	72,354
Deferred tax asset, net	30,166
Other assets	12,013
Total assets	3,178,124
Fair value of liabilities assumed:
Deposits	2,471,615
Advances from FHLB	310,000
Other borrowings	75,454
Other liabilities	30,007
Total liabilities	2,887,076
Net assets acquired		291,048

Preliminary Pro Forma Goodwill		$401,131

SOUTH STATE CORPORATION AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	SSB	Southeastern Bank Financial Corp	Park Sterling Corporation				Pro Forma
	9/30/2017 (as reported)	Period from 1/1/2017 to 1/3/2017	9/30/2017 (as reported)	Pro Forma Adjustments		PSTB Pro Forma	9/30/2017 Combined
Interest income:
Loans, including fees	$281,216	$315	$85,904	$11,995	(2)	$97,899	$379,430
Investment securities:
Taxable	20,897	83	9,767	260	(3)	10,027	31,007
Tax-exempt	4,147	21	403	11	(3)	414	4,582
Federal funds sold and securities purchased under agreements to resell	1,916	—	6			6	1,922
Total interest income	308,176	419	96,080	12,266		108,346	416,941
Interest expense:
Deposits	8,132	40	7,450	—		7,450	15,622
Federal funds purchased and securities sold under agreements to repurchase	756	—	—			—	756
Other borrowings	2,576	15	5,128	(1,753	)(4)	3,375	5,966
Total interest expense	11,464	55	12,578	(1,753)		10,825	22,344
Net interest income	296,712	364	83,502	14,020		97,522	394,598
Provision for loan losses	8,082	—	325	—	(5)	325	8,407
Net interest income after provision for loan losses	288,630	364	83,177	14,020		97,197	386,191
Noninterest income:
Service charges on deposit accounts	33,162	83	5,144			5,144	38,389
Bankcard services income	33,160	—	2,206			2,206	35,366
Trust and investment services income	18,703	—	4,137			4,137	22,840
Mortgage banking income	14,210	—	2,207			2,207	16,417
Recoveries on acquired loans	5,647		—			—	5,647
Securities gains, net	1,388	—	58			58	1,446
Other-than-temporary impairment losses	(753)	—				—	(753)
Other	4,532	10	2,514			2,514	7,056
Total noninterest income	110,049	93	16,266	—		16,266	126,408
Noninterest expense:
Salaries and employee benefits	143,711	91	33,929			33,929	177,731
Net occupancy expense	18,650	8	8,838	(183	)(6)	8,655	27,313
OREO expense and loan related	5,648	—	435	—	(7)	435	6,083
Information services expense	18,776	—	5,881			5,881	24,657
Furniture and equipment expense	11,422	—	—			—	11,422
Bankcard expense	8,404	—	—			—	8,404
FDIC assessment and other regulatory charges	3,029	—	1,305			1,305	4,334
Advertising and marketing	2,400	—	465			465	2,865
Amortization of intangibles	7,496	—	1,362	1,861	(8)	3,223	10,719
Professional fees	4,637	—	3,387			3,387	8,024
Merger-related expense	26,882	5,450 (1)	—	—	(9)	—	32,332
Other	21,781	220	6,631			6,631	28,632
Total noninterest expense	272,836	5,769	62,233	1,678		63,911	342,516
Earnings:
Income before provision for income taxes	125,843	(5,312)	37,210	12,342		49,552	170,083
Provision for income taxes	40,710	(1,393)	12,500	4,418	(10)	16,918	56,235
Net income	85,133	(3,919)	24,710	7,924		32,634	113,848
Preferred stock dividends	—	—	—			—	—
Net income available to common shareholders	$85,133	$(3,919)	$24,710	$7,924		$32,634	$113,848
Earnings per common share:
Basic	$2.92		$0.47				$3.13
Diluted	2.90		0.47				3.10
Dividends per common share	$0.99		$0.12				$0.99

	SSB	Southeastern Bank Financial Corp	Park Sterling Corporation				Pro Forma
	9/30/2017 (as reported)	Period from 1/1/2017 to 1/3/2017	9/30/2017 (as reported)	Pro Forma Adjustments		PSTB Pro Forma	9/30/2017 Combined
Weighted-average common shares outstanding:
Basic	29,023		52,824	7,395	(11)		36,418
Diluted	29,291		53,481	7,487	(11)		36,778

SBFC Adjustments:

(1)         Reflects primarily the cost paid to investment banker for closing of merger with South State.

PSTB Adjustments:

(2)         Adjusted loan interest income for purchased loans using level yield methodology over the estimated lives of the acquired loan portfolios.

(3)         Adjustment reflects the amortization of the securities discount recorded in acquisition accounting.

(4)         Adjustment reflects the reduction in interest expense for the purchase adjustment related to Park Sterling trust preferred securities.

(5)         With acquired loans recorded at fair value, South State would expect to reduce the provision for loan losses from Park Sterling.  However, no adjustment to the historic amount of Park Sterling provision for loan losses is reflected in these pro formas.

(6)         Adjustment reflects incremental depreciation expense of assets acquired and marked up to fair value.

(7)         OREO and other foreclosed assets written down and the related carrying cost are included, and due to the recording of these assets at fair value, the South State would forecast lower expense for this line item, however, no adjustment has been made for the historic amounts of Park Sterling.

(8)         Adjustment reflects the annual amortization of intangibles using sum of years digit (“SYD”) over 12 years for CDI.

(9)         South State expects to incur additional merger charges related to contract cancellations, severance, and other merger related charges.  However, these are not reflected in these pro forma income statements.

(10)  Adjustment reflects 35.8% tax rate on additional net income.

(11)  Adjustment reflects exchange ratio of 0.14 times weighted average shares outstanding of Park Sterling for the third quarter of 2017.

SOUTH STATE CORPORATION AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	South State Corporation	Southeastern Bank Financial Corp			South State Corporation	Park Sterling Corporation			Proforma
	12/31/2016 (as reported)	12/31/2016 (as reported)	Adjustments		Pro Forma Totals 2016	12/31/2016 (as reported)	Pro Forma Adjustments		12/31/2016 Combined
Interest income:
Loans, including fees	$308,461	$47,792	$8,915	(a)	$365,168	$107,440	$15,994	(1)	$488,602
Investment securities:
Taxable	18,025	11,929	(359)		29,595	11,505	306	(2)	41,406
Tax-exempt	3,884	3,095	(84)		6,895	556	55	(2)	7,507
Federal funds sold and securities purchased under agreements to resell	2,793	205			2,998	15	—		3,013
Total interest income	333,163	63,021	8,472		404,656	119,516	16,355		540,527
Interest expense:
Deposits	5,803	5,384	—		11,187	9,688	—		20,875
Federal funds purchased and securities sold under agreements to repurchase	574	12			586				586
Other borrowings	1,940	2,545	430		4,915	4,787	(1,753	)(3)	7,948
Total interest expense	8,317	7,941	430		16,688	14,475	(1,753)		29,409
Net interest income	324,846	55,080	8,043		387,969	105,041	18,108		511,118
Provision for loan losses	6,819	867	—	(b)	7,686	2,630	—	(4)	10,316
Net interest income after provision for loan losses	318,027	54,213	8,043		380,283	102,411	18,108		500,802
Noninterest income:
Service charges on deposit accounts	82,897	7,257	—		90,154	6,449			96,603
Bankcard services income	—	—	—		—	2,792			2,792
Trust and investment services income	19,764	3,833	—		23,597	5,672			29,269
Mortgage banking income	20,547	7,657	—		28,204	3,428			31,632
Securities gains, net	122	433	—		555	(87)			468
Recoveries on acquired loans	6,465	—			6,465	—			6,465
Amortization of FDIC indemnification asset	(5,902)	—	—		(5,902)	—	—		(5,902)
Other	6,437	2,510	—		8,947	3,140			12,087
Total noninterest income	130,330	21,690	—		152,020	21,394	—		173,414
Noninterest expense:
Salaries and employee benefits	164,663	26,863	—		191,526	40,841			232,367
Net occupancy expense	21,712	4,346	(111	)(c)	25,947	10,931	(244	)(5)	36,634
OREO expense and loan related	6,307	108	—	(d)	6,415	255	—	(6)	6,670
Information services expense	20,549	5,734	—		26,283	10,360	—		36,643
Furniture and equipment expense	12,403	—	—		12,403	—	—		12,403
FHLB prepayment termination charge	—		1,029		1,029	—			1,029
Bankcard expense	11,723				11,723	—	—		11,723

	South State Corporation	Southeastern Bank Financial Corp			South State Corporation	Park Sterling Corporation			Proforma
	12/31/2016 (as reported)	12/31/2016 (as reported)	Adjustments		Pro Forma Totals 2016	12/31/2016 (as reported)	Pro Forma Adjustments		12/31/2016 Combined
FDIC assessment and other regulatory charges	3,896	779	—		4,675	1,706			6,381
Advertising and marketing	3,092	2,065	—		5,157	1,086			6,243
Amortization of intangibles	7,577	—	2,788	(e)	10,365	1,832	2,481	(7)	14,677
Professional fees	6,702	1,588	—		8,290	3,522			11,812
Merger-related expense	5,002	2,138	—		7,140	10,932	—	(8)	18,072
Other	30,689	4,456	—		35,145	12,771	—		47,916
Total noninterest expense	294,315	48,077	3,706		346,098	94,236	2,237		442,571
Earnings:
Income before provision for income taxes	154,042	27,826	4,337		186,205	29,569	15,872		231,645
Provision for income taxes	52,760	9,153	1,552	(f)	63,465	9,621	5,682	(9)	78,768
Net income	101,282	18,673	2,784		122,739	19,948	10,190		152,877

Earnings per common share:
Basic	$4.22				$4.24	$0.38			$4.21
Diluted	4.18				4.21	0.38			4.18
Dividends per common share	$1.21				$1.21	$0.14			$1.21
Weighted-average common shares outstanding:
Basic	23,998		4,932	(g)	28,930	52,451	7,343	(10)	36,273
Diluted	24,219		4,947	(g)	29,166	52,851	7,399	(10)	36,565

Southeastern Adjustments:

(a)   Adjusted loan interest income for purchased loans using level yield methodology over the estimated lives of the acquired loan portfolios.

(b)   With acquired loans recorded at fair value, SSB would expect to reduce the provision for loan losses from Southeastern, however no adjustment to the historic amount of Southeastern provision for loan losses is reflected in these pro formas.

(c)   Adjustment reflects incremental depreciation expense of assets acquired and marked to fair value.

(d)   OREO and other foreclosed assets written down and the related carrying cost are included, and due to the recording of these assets at fair value, SSB would forecast lower expense for this line item, however, no adjustment has been made for the historic amounts of Southeastern.

(e)   Adjustment reflects the annual amortization of intangibles SYD over 12 years for CDI.

(f)    Adjustment reflects effective income tax rate of 35.8%.

(g)   Adjustment reflects exchange ratio of 0.7307 multiplied times weighted average shares outstanding of Southeastern (6.750 million shares)

Park Sterling Adjustments:

(1)   Adjusted loan interest income for purchased loans using level yield methodology over the estimated lives of the acquired loan portfolios.

(2)   Adjustment reflects the amortization of the securities discount recorded in acquisition accounting.

(3)   Adjustment reflects the decrease in interest expense for the amortization of the premium related to PSTB trust preferred securities assumed at January 1, 2016.

(4)   With acquired loans recorded at fair value, the Company would expect to reduce the provision for loan losses from PSTB, however no adjustment to the historic amount of PSTB provision for loan losses is reflected in these pro formas.

(5)   Adjustment reflects incremental depreciation expense of assets acquired and marked up to fair value.

(6)   OREO and other foreclosed assets written down and the related carrying cost are included, and due to the recording of these assets at fair value, the SSB would forecast significantly lower expense for this line item, however, no adjustment has been made for the historic amounts of PSTB.

(7)   Adjustment reflects the annual amortization of intangibles SYD over 12 years for CDI.

(8)   SSB expects to incur significant merger charges related to contract cancellations, severance, change in control and other merger related charges, however, these are not reflected in these pro forma income statements.

(9)   Adjustment reflects 35.8% tax rate on additional net income.

(10) Adjustment in weighted average shares outstanding based upon conversion ratio of 0.14 of SSB for every PSTB share.